Exhibit 10.1

AMENDMENT NO. 4 TO PROMISSORY NOTE

This Amendment No. 4 to Promissory Note (this “Amendment No. 4”) is dated for reference purposes June 1, 2005, and is by and between TULLY’S COFFEE CORPORATION, a Washington corporation (“Maker”), and KENT CENTRAL, L.L.C., a Washington limited liability company (“Holder”).

R E C I T A L S

A. Maker has previously executed that certain Promissory Note dated November 1, 2002, in favor of Holder in the original principal amount of up to TWO MILLION EIGHT HUNDRED NINETY THOUSAND THIRTY SEVEN AND 09/100 DOLLARS ($2,890,037.09) (the “Original Note”). The Original Note was amended by Amendment to Promissory Note dated March 3, 2003 (“Amendment No. 1”), Amendment No. 2 to Promissory Note dated June 26, 2003 (“Amendment No. 2) and Amendment No. 3 to Promissory Note dated June 24, 2004 (“Amendment No. 3). Amendment No. 1, among other changes, increased the maximum amount of the Note to THREE MILLION EIGHT HUNDRED NINETY THOUSAND THIRTY SEVEN AND 09/100 DOLLARS ($3,890,037.09). The Original Note, Amendment No. 1 Amendment No. 2 and Amendment No. 3 are collectively referred to herein as the “Note.”

B. Maker has requested that Holder (1) extend the maturity date of the Note to July 1, 2006, and (2) execute a Subordination and Release Agreement (the “Subordination Agreement”) subordinating Holder’s security interest in Maker’s accounts receivable and inventory to Maker’s granting of a security interest in Maker’s accounts receivables and inventory (the “Security Agreement”) in favor of Northrim Funding Services, a division of Northrim Bank (“Northrim”), to which requests Holder has agreed upon the terms and conditions set forth below.

NOW, THEREFORE, the parties hereto, in consideration of their mutual promises contained herein and for other good and valuable consideration, hereby agree to amend the Note as follows:

AGREEMENT

1. The paragraph on page 3 of the Original Note which began with the sentence “This Note evidences a revolving line of credit” and which was replaced with Section 3 of Amendment No. 2 is hereby deleted in its entirety so that the Note no longer evidences a revolving line of credit and Maker acknowledges that Maker is not entitled to any additional advances under the Note.

2. Sections 3 through 9 of Amendment No. 1 are hereby deleted in their entirety effective upon Holder’s delivery of this Amendment No. 4 to Maker.

3. On or before June 24, 2005, Maker shall make an additional principal payment of $224,632.79 so that the outstanding principal balance under the Note is $1,300,000.00.

4. Maker shall continue to pay all interest accrued under the Note on a monthly basis on the first (1st) day of each calendar month and Maker shall continue to make monthly principal payments of Seventy Thousand and 00/100 Dollars ($70,000.00) on the first day of each calendar month until this Note has been paid in full.

5. Notwithstanding anything to the contrary contained in the Note, the maturity date of the Note is hereby extended to July 1, 2006, on which date any outstanding principal balance under the Note, together with any accrued, but unpaid, interest, shall be due and payable in full in the form of a balloon payment.

6. By their execution of counterparts to this Amendment No. 4, Guarantors hereby: (a) approve the foregoing, (b) agree that nothing contained herein shall in any way terminate or reduce their guaranties, (c) subordinate their security interest in the Collateral to the security interest of Holder which secures repayment of the Note, as amended by Amendment No. 1, Amendment No. 2, Amendment No. 3 and this Amendment No. 4, (d) agree that the “Indebtedness” (as defined in each of their guaranties) includes all amounts owed Lender under the Note, Amendment No. 1, Amendment No. 2, Amendment No. 3 and this Amendment No. 4, and (e) consent to Maker granting a security in Maker’s accounts receivable and inventory in favor of Northrim and Holder subordinating its security interest in said collateral to the security interest granted Northrim under the Security Agreement.

7. Except as set forth in this Amendment No. 4, the Original Note, Amendment No. 1, Amendment No. 2 and Amendment No. 3 shall remain in full force and effect as originally executed by Maker and Lender.

8. This Amendment No. 4 may be executed in any number of original counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

MAKER:

TULLY’S COFFEE CORPORATION

By:	/s/ Kristopher S. Galvin
Name:	Kristopher S. Galvin
Title:	Executive Vice President and CFO

LENDER:

KENT CENTRAL, L.L.C.

By:	/s/ Larry R. Benaroya
Name:	Larry R. Benaroya
Title:	Manager

GUARANTORS:

/s/ Richard Padden
Richard Padden

/s/ Laurie Padden
Laurie Padden

/s/ Tom T. O’Keefe
Tom T. O’Keefe

/s/ Cathy O’Keefe
Cathy O’Keefe

/s/ Ron Neubauer
Ron Neubauer

/s/ Linda Neubauer
Linda Neubauer

/s/ George Hubman
George Hubman

/s/ Carolyn Hubman
Carolyn Hubman

/s/ Larry Hood
Larry Hood

/s/ Ritchie Hood
Ritchie Hood

/s/ Marc Evanger
Marc Evanger

/s/ Heidi Evanger
Heidi Evanger

/s/ Kevin Fortun
Kevin Fortun

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